Exhibit 99.3 Unaudited Pro forma financial information for CytoDyn, Inc. and Subsidiary as of July 17, 2006

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

CytoDyn, Inc
Unaudited Proforma Condensed Balance Sheet
Historical July 17, 2006

                                                                                                    Unaudited
                     Assets                                            Advanced                      Proforma
                                                                      Influenza       Proforma       July 17,
                                                     CytoDyn, Inc       Tech.       Adjustments        2006
                                                     ------------    -----------    -----------    -----------
Current Assets:
  Cash ...........................................   $     59,709    $   512,200    $      --      $   571,909
  Prepaid expenses ...............................        261,969           --             --          261,969
  Prepaid Sponsored Research .....................           --          162,800           --          162,800
                                                     ------------    -----------    -----------    -----------

              Total current assets ...............        321,678        675,000           --          996,678

Furniture and equipment, less accumulated
  depreciation of $2,204 .........................          2,334           --             --            2,334
                                                     ------------    -----------    -----------    -----------


License Agreements ...............................           --          150,000           --          150,000
Intangible asset, less accumulated
  amortization of $1,722 .........................          1,178           --             --            1,178
Deposit ..........................................            495           --             --              495
                                                     ------------    -----------    -----------    -----------

                                                     $    325,685    $   825,000    $      --      $ 1,150,685
                                                     ============    ===========    ===========    ===========

      Liabilities and Shareholders' Deficit

Current Liabilities:
  Accounts payable ...............................   $     86,753    $   422,199    $      --      $   508,952
  Accrued liabilities ............................        133,588           --             --          133,588
  Accrued interest payable .......................          6,893           --             --            6,893
  Notes payable, net .............................        134,500           --             --          134,500
  Derivative liability ...........................         27,319           --             --           27,319
  Indebtedness to related parties ................        393,360           --             --          393,360
                                                     ------------    -----------    -----------    -----------
                                                          782,413        422,199           --        1,204,612

Commitments and contingencies ....................        150,000           --             --             --
                                                     ------------    -----------    -----------    -----------
                                                          932,413        422,199           --        1,354,612
                                                     ------------    -----------    -----------    -----------

Shareholders' deficit :
  Preferred stock, no par value ..................           --             --             --             --
  Common Stock ...................................      3,062,566          1,000           --        3,063,566
  Additional paid-in capital .....................        834,809        511,200           --        1,346,009
  Accumulated deficit ............................       (147,413)      (109,399)          --         (256,812)
  Deficit accumulated during development stage ...     (4,356,690)          --             --       (4,356,690)
                                                     ------------    -----------    -----------    -----------
                                                         (606,727)       402,801           --         (203,926)
                                                     ------------    -----------    -----------    -----------

                                                     $    325,685    $   825,000    $       *      $ 1,150,685
                                                     ============    ===========    ===========    ===========
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* The company has determined there are no proforma adjustments

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

CytoDyn, Inc
Unaudited Proforma Condensed Statement of Operations
For ther period June 1 - July 17, 2006

                                                                 Advanced
                                                                 Influenza       Proforma      Unaudited
                                                  CytoDyn          Tech.       Adjustments     Proforma
                                               ------------    ------------    -----------   ------------
Operating expenses:
  General and administrative ...............   $    145,837    $       --      $      --     $    145,837
  Stock-based compensation: ................           --
  Research and Development .................           --           109,399           --          109,399
              Total operating expenses .....        145,837         109,399           --          255,236
                                               ------------    ------------    -----------   ------------
              Operating loss ...............       (145,837)       (109,399)          --         (255,236)

Interest income ............................             50            --             --               50
Interest expense: ..........................           --
  Interest on convertible debt .............         (1,626)           --             --           (1,626)
  Discount on convertible debt (warrants) ..           --              --             --             --
  Discount on convertible debt .............           --              --             --             --
              (beneficial conversion) ......           --              --             --             --
  Other ....................................           --              --             --             --
                                               ------------    ------------    -----------   ------------
              Loss before income taxes .....       (147,413)       (109,399)          --         (256,812)

Income tax provision .......................           --              --             --             --
                                               ------------    ------------    -----------   ------------

              Net loss .....................   $   (147,413)   $   (109,399)   $      --     $   (256,812)
                                               ============    ============    ===========   ============

Basic and diluted loss per share ...........          (0.01)   $    (109.40)   $       *     $    (109.41)
                                               ============    ============    ===========   ============

Basic and diluted weighted average
              common shares outstanding ....     11,225,264           1,000           --       11,226,264
                                               ============    ============    ===========   ============

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* The company has determined there are no proforma adjustments